EXHIBIT 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of the 17th day of February, 2010 (this “Amendment”), is made by and between BROTMAN MEDICAL CENTER, INC., a California corporation, as borrower (the “Borrower”) and GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company, as lender (“Lender”).

BACKGROUND STATEMENT

A.            The Borrower and Lender are parties to a Credit Agreement, dated as of April 14, 2009, as amended by that certain First Amendment to Credit Agreement and Wavier, dated as of December 11, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used herein without definition shall have the meanings given to them in the Credit Agreement.

B.            The Borrower has requested that Lender agree to (i) increase the loan commitment by $1,000,000.00 and (ii) make certain revisions to the Credit Agreement. Lender has agreed to make the following amendments to the Credit Agreement, subject to the terms and conditions set forth herein.

STATEMENT OF AGREEMENT

The parties hereto, in consideration of the mutual covenants and agreements set forth herein, agree as follows:

ARTICLE I

AMENDMENTS

1.1           Amendment to Recitals. The first paragraph of the Recitals of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“WHEREAS, Borrowers have requested that Lender make available to them, on a joint and several basis, a Credit Facility in the maximum amount of $7,000,000.00 which will be secured by a first priority perfected security interest in the Collateral (as defined below); and”

1.2           Amendment to Definition of “Maximum Credit Limit”. The definition of “Maximum Credit Limit” in Annex I of the Credit Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Maximum Credit Limit means an amount, from time to time, equal to the Revolving Loan Commitment, not to exceed at any time Seven Million and No/100 Dollars ($7,000,000.00) in the aggregate.”

1.3           Amendment to Definition of “Revolving Loan Commitment”. The definition of “Revolving Loan Commitment” in Annex I Agreement is hereby amended by deleting it in its entirety and replacing it with the following:

“Revolving Loan Commitment” means an amount equal to Seven Million and No/Dollars ($7,000,000.00).

ARTICLE II

REPRESENTATIONS AND WARRANTIES

The Borrower hereby represents and warrants as follows:

2.1           Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties of the Borrower contained in the Credit Agreement and in the other Loan Documents is true and correct on and as of the date hereof with the same effect as if made on and as of the date hereof (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty is true and correct as of such date).

2.2           No Default. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

2.3           Enforceability. This Amendment has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be limited (x) by general principles of equity and conflicts of laws or (y) by bankruptcy, reorganization, insolvency, moratorium or other laws of general application relating to or affecting the enforcement, of Lender’s rights.

2.4           No Conflicts. No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by the Borrower of this Amendment.

2.5           Obligations. The execution and delivery of this Amendment does not diminish or reduce the Borrower’s obligations under the Loan Documents, except as modified by this Amendment.

2.6           No Claims. No Borrower has any claims, counterclaims, offsets or defenses to the Loan Documents and the performance of its obligations thereunder, or if any Borrower has any such claims, counterclaims, offsets, or defenses to the Loan Documents or any transaction related to the Loan Documents, the same are hereby waived, relinquished and released in consideration of Lender’s execution and delivery of this Amendment.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

The effectiveness of the amendments to the Credit Agreement and of the waivers and consents set forth in this Amendment is subject to the satisfaction of the following conditions:

3.1           Executed Amendment and Other Documents. This Amendment, the Amended and Restated Revolving Note and any other documents required by Lender in its sole discretion shall have been duly executed and delivered by Borrower in form and substance satisfactory to Lender in its sole discretion.

3.2           Fees.  Upon Closing, Borrower shall have paid to Lender (i) all Expenses (including without limitation the reasonable fees and expenses of counsel to Lender) associated with this Amendment, and (ii) Twenty Thousand and No/100 Dollars ($20,000.00) to Lender as an additional commitment fee.

3.3           No Material Adverse Change. No Material Adverse Effect has occurred and is continuing, and no Borrower knows of any event, condition or state of facts that could reasonably be expected to have a Material Adverse Effect.

ARTICLE IV

MISCELLANEOUS

4.1           Effect of Amendment. From and after the Effective Date (as defined below), all references to the Credit Agreement set forth in any other Loan Document or other agreement or instrument shall, unless otherwise specifically provided, be references to the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated or supplemented from time to time. This Amendment is limited as specified and shall not constitute or be deemed to constitute an amendment, modification or waiver of any provision of the Credit Agreement or of any other Loan Document except as expressly set forth herein. Except as expressly amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

4.2           Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania (without regard to the conflicts of law provisions thereof).

4.3           Expenses. Borrower agrees to pay upon demand all out-of-pocket costs and expenses of Lender (including, without limitation, the reasonable fees and expenses of counsel to Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment.

4.4           Severability. To the extent any provision of this Amendment is prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in any such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Amendment in any jurisdiction.

4.5           Successors and Assigns.  This Amendment shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto.

4.6           Construction. The headings of the various sections and subsections of this Amendment have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof.

4.7           Counterparts; Effectiveness. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Amendment shall become effective upon the execution and delivery of a counterpart hereof by the Borrower and Lender and the satisfaction of the conditions set forth in Article III hereof (such date, the “Effective Date”).  Signatures of the parties to this Amendment transmitted by facsimile or via other electronic format shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

BORROWER:

Address for notices to Borrower:	BROTMAN MEDICAL CENTER, INC.

Brotman Medical Center, Inc.
3828 Delmas Terrace
Culver City, CA 90231
Attn: Von Crockett, Chief Executive Officer	By:	/s/ Von Crockett
Fax: (310) 202-4125	Name:	Von Crockett
	Title:	Chief Executive Officer

LENDER:

Address for notices to Lender:	GEMINO HEALTHCARE FINANCE, LLC

Gemino Healthcare Finance, LLC
1 International Plaza, Suite 220	By:	/s/ Miriam P. Gallagher
Philadelphia, PA 19113	Name:	Miriam P. Gallagher
Attn: Miriam Gallagher	Title:	Senior Portfolio Manager
Fax: (610) 870-5401

With a copy to (which shall not constitute notice):

Waller Lansden Dortch & Davis, LLP
511 Union Street, Suite 2700
Nashville City Center
Nashville, TN 37219
Attn: Robert L. Harris
Fax: (615) 244-6804